Exhibit 99.1

FOR IMMEDIATE RELEASE	PRESS RELEASE

IHEARTCOMMUNICATIONS, INC. ANNOUNCES PRIVATE OFFERS TO HOLDERS OF ITS

FIVE SERIES OF PRIORITY GUARANTEE NOTES AND ITS SENIOR NOTES DUE 2021 TO EXCHANGE SUCH NOTES FOR NEW SECURITIES IN CONNECTION WITH A PROPOSED GLOBAL RESTRUCTURING OF ITS INDEBTEDNESS

San Antonio, TX, March 15, 2017. iHeartCommunications, Inc. (“iHeartCommunications”), together with iHeartMedia, Inc. (“iHeartMedia”) and CC Outdoor Holdings, Inc. (“CCO Holdings” and collectively with iHeartCommuncations and iHeartMedia, the “Issuers”), today commenced private offers (the “Exchange Offers”) to holders of certain series of iHeartCommunications’ outstanding debt securities (the “Existing Notes”) to exchange the Existing Notes for new securities of the Issuers (the “New Securities”). Concurrently with the Exchange Offers, iHeartCommunications is also soliciting consents (the “Consents” and such solicitations, the “Consent Solicitations” and, together with the Exchange Offers, the “Offers”) from holders of Existing Notes to certain amendments to the indentures and security documents governing the Existing Notes. CCO Holdings is a newly-formed entity that will hold an approximate 89.9% equity interest in Clear Channel Outdoor Holdings, Inc. (“CCOH”) upon closing of the Offers if the High Participation Threshold (as defined below) is achieved.

The Exchange Offers and Consent Solicitations, which are only available to holders of Existing Notes, are being made pursuant to an offering circular and consent solicitation statement dated March 15, 2017, and are exempt from registration under the Securities Act of 1933 (the “Securities Act”).

iHeartCommunications also announced today that it has commenced private offers (the “Term Loan Offers”) to eligible lenders under iHeartCommunications’ Term Loan D and Term Loan E facilities (the “Existing Term Loans”) to amend the Existing Term Loans and to exchange the Existing Term Loans for new securities of the Issuers and Broader Media, LLC.

The Exchange Offers and the Consent Solicitations for each issue of Existing Notes will expire at 5:00 p.m., New York City time, on April 14, 2017, unless extended by the Issuers (such time and date, as the same may be extended, the “Expiration Time”). Tenders of Existing Notes may be withdrawn, and Consents may be revoked, prior to 5:00 p.m., New York City time, on April 14, 2017, unless extended by the Issuers.

The type and amount of securities that are issued at the closing of the Exchange Offers will depend on the participation level in the Exchange Offers and the Term Loan Offers. The New Securities consist of new debt of iHeartCommunications (the “New Notes”) and, in the High Participation Scenario, Class B common stock (the “Class B Common Stock”) of CCO Holdings and warrants to purchase Class D common stock of iHeartMedia (the “Warrants”). The Class B Common Stock will represent an economic interest of up to 49% of the total economic interest in CCO Holdings and up to a 19% voting interest in CCO Holdings. The Warrants will have no voting interests but will represent economic interests of up to 49% of the total economic interest in iHeartMedia. No Class B Common Stock or Warrants will be issued in the Mid Participation Scenario or the Low Participation Scenario (each as defined below).

High Participation Scenario

If the level of participation by holders of Existing Notes in the Exchange Offers and the level of participation by eligible lenders under the Existing Term Loans in the Term Loan Offers together generate sufficient reductions in the aggregate principal amount of iHeartCommunications’ indebtedness, sufficient reductions in iHeartCommunications’ cash interest payment obligations under that indebtedness, and sufficient extensions to the maturities of that indebtedness to enable the board of directors of iHeartMedia, in its sole judgment, to determine that there are no legal restrictions on its ability to declare a dividend of all of the outstanding shares of CCO Holdings that it owns (which will represent at least 51% of the total economic interest in CCO Holdings after the closing of the Exchange Offers) to effect the separation of CCOH from iHeartMedia through a pro rata distribution of all of iHeartMedia’s interest in CCO Holdings to the holders of iHeartMedia’s Class A, Class B and Class C common stock (the “High Participation Threshold”), and certain conditions to the Exchange Offers are satisfied, the Issuers will issue the securities listed under “High Participation Scenario” in the table below to participating holders of Existing Notes.

Mid Participation Scenario

If the High Participation Threshold is not achieved but the level of participation reaches the Mid Participation Threshold (as defined below) and certain conditions to the Exchange Offers are satisfied, iHeartCommunications will issue the securities listed under “Mid Participation Scenario” in the table below to tendering holders of Existing Notes. The “Mid Participation Threshold” is defined as the level of participation by holders of Existing Notes in the Exchange Offers and by eligible lenders of Existing Term Loans in the Term Loan Offers which exceeds 50% of the aggregate amount of outstanding indebtedness under the Existing Term Loans and each series of Existing Notes (excluding those owned by iHeartCommunications’ subsidiaries or any of iHeartCommunications’ affiliates) and which exceeds 65% of the aggregate amount of outstanding indebtedness across the Existing Term Loans and all series of Existing Notes (including those owned by affiliates of iHeartCommunications but not those owned by iHeartCommunications’ subsidiaries).

Low Participation Scenario

If neither the High Participation Threshold nor the Mid Participation Threshold is achieved but the level of participation by holders of Existing Notes in the Exchange Offers and by eligible lenders of Existing Term Loans in the Term Loan Offers exceeds 50% of the aggregate amount of outstanding indebtedness under the Existing Term Loans and each series of Existing Notes (excluding those owned by iHeartCommunications’ subsidiaries or any of iHeartCommunications’ affiliates) (the “Low Participation Threshold”), and certain conditions to the Exchange Offers are satisfied, iHeartCommunications will issue the securities listed under “Low Participation Scenario” in the table below to tendering holders of Existing Notes.

The High Participation Scenario will result in the separation of the media and outdoor businesses. In the Mid Participation Scenario and the Low Participation Scenario, the media and outdoor businesses will remain consolidated subsidiaries of iHeartCommunications.

Exchange Offer Consideration

		High Participation Scenario	Mid Participation Scenario	Low Participation Scenario
Title of Security	Aggregate Principal Amount Outstanding	Consideration For Every $1,000 Principal Amount of Existing Notes (1)

9.0% Priority Guarantee Notes due 2019 CUSIP Nos. 184502BL5, 184502BK7, 184502BJ0 and U18285AH6	$1,999,815,000

$750 principal amount of New 8.5% Senior Secured Notes due 2021 of iHeartCommunications

2.70 shares of CCO Holdings Class B Common Stock

Warrants to purchase 6.40 shares of Class D common stock of iHeartMedia

			$830 principal amount of New 9.0% Senior Secured Notes due 2021 of iHeartCommunications	$880 principal amount of New 9.0% Senior Secured Notes due 2021 of iHeartCommunications

		High Participation Scenario	Mid Participation Scenario	Low Participation Scenario
Title of Security	Aggregate Principal Amount Outstanding	Consideration For Every $1,000 Principal Amount of Existing Notes (1)

9.0% Priority Guarantee Notes due 2021 CUSIP No. 184502BG6	$1,750,000,000

$750 principal amount of New 6.5% Senior Secured Notes due 2023 of iHeartCommunications

2.70 shares of CCO Holdings Class B Common Stock

Warrants to purchase 6.40 shares of Class D common stock of iHeartMedia

			$830 principal amount of New 7.0% Senior Secured Notes due 2023 of iHeartCommunications	$880 principal amount of New 7.0% Senior Secured Notes due 2023 of iHeartCommunications

11.25% Priority Guarantee Notes due 2021 CUSIP Nos. 184502BN1, 45174HAF4, 45174HAG2 and U45057AC7	$809,946,000(2)

$750 principal amount of New 8.75% Senior Secured Notes due 2023 of iHeartCommunications

2.70 shares of CCO Holdings Class B Common Stock

Warrants to purchase 6.40 shares of Class D common stock of iHeartMedia

			$830 principal amount of New 9.25% Senior Secured Notes due 2023 of iHeartCommunications	$880 principal amount of New 9.25% Senior Secured Notes due 2023 of iHeartCommunications

9.0% Priority Guarantee Notes due 2022 CUSIP No. 45174HAA5	$1,000,000,000

$750 principal amount of New 6.5% Senior Secured Notes due 2024 of iHeartCommunications

2.70 shares of CCO Holdings Class B Common Stock

Warrants to purchase 6.40 shares of Class D common stock of iHeartMedia

			$830 principal amount of New 7.0% Senior Secured Notes due 2024 of iHeartCommunications	$880 principal amount of New 7.0% Senior Secured Notes due 2024 of iHeartCommunications

10.625% Priority Guarantee Notes due 2023 CUSIP No. 45174HAC1	$950,000,000

$750 principal amount of New 8.125% Senior Secured Notes due 2025 of iHeartCommunications

2.70 shares of CCO Holdings Class B Common Stock

Warrants to purchase 6.40 shares of Class D common stock of iHeartMedia

			$830 principal amount of New 8.625% Senior Secured Notes due 2025 of iHeartCommunications	$880 principal amount of New 8.625% Senior Secured Notes due 2025 of iHeartCommunications

Senior Notes due 2021 CUSIP Nos. 184502BQ4, 184502BP6 and U18285AK9	$1,746,460,109(3)

$350 principal amount of New 6.5% Senior Secured Notes due 2023 of iHeartCommunications

1.26 shares of CCO Holdings Class B Common Stock

Warrants to purchase 3.00 shares of Class D common stock of iHeartMedia

			$350 principal amount of New 7.0% Senior Secured Notes due 2023 of iHeartCommunications	$350 principal amount of New 7.0% Senior Secured Notes due 2023 of iHeartCommunications

(1)	Participating holders are also entitled to receive, with respect to their Existing Notes accepted for exchange, accrued and unpaid interest, if any, in cash, from the last applicable interest payment date to, but not including, the Settlement Date.

(2)	Does not include $241,427,000 aggregate principal amount of Existing 11.25% PGNs due 2021 held by two subsidiaries of iHeartCommunications, which may participate in the Exchange Offers.

(3)	Does not include $444,964,233 aggregate principal amount of Existing Senior Notes held by a subsidiary of iHeartCommunications, which may participate in the Exchange Offers.

Consummation of the Exchange Offers and the issuance of the New Securities is subject to certain conditions that must be satisfied or waived by the Issuers in their sole and absolute discretion on or prior to the Expiration Date.

Each series of New Notes will accrue interest beginning on the issuance date at a rate per annum equal to the rate set forth in the title of such series of notes. Interest on the the New 8.5% Senior Secured Notes due 2021 of iHeartCommunications (in the High Participation Scenario) or the New 9.0% Senior Notes due 2021 of iHeartCommunications (in the Mid Participation Scenario or the Low Participation Scenario) will be payable in a combination of cash and payment-in-kind notes. Interest on each other series of New Notes will be payable entirely in cash. The New Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior basis by iHeartCommunications’ parent, iHeartMedia Capital I, LLC, and all of iHeartCommunications’ existing domestic wholly-owned restricted subsidiaries (the “Guarantors”). The New Notes will be secured by a first-priority lien on substantially all of the assets of iHeartCommunications and the Guarantors (other than collateral securing the liens under iHeartCommunications’ receivables based credit facility). The New Notes will also be secured on a second-priority basis by iHeartCommunications’ and the Guarantors’ assets that secure the receivables based credit facility on a first-priority basis, including certain accounts receivable and related assets.

The New Securities, including the New Notes and related guarantees, will be offered only in reliance on exemptions from registration under the Securities Act. The New Securities have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

The Exchange Offers with respect to the existing priority guarantee notes are being made, and the New Securities offered to holders thereof will be issued, to all holders of existing priority guarantee notes. The Exchange Offer with respect to iHeartCommunications’ Senior Notes due 2021 (the “Senior Notes due 2021”) is being made, and the New Securities being offered to holders thereof, will be issued only to holders of Senior Notes due 2021 that are (i) “qualified institutional buyers” as that term is defined in Rule 144A under the Securities Act or institutional “accredited investors” as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or (ii) not “U.S. persons” as that term is defined in Rule 902 under the Securities Act.

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to holders of the Existing Notes that complete and return a letter of eligibility. Holders of Existing Notes that desire a copy of the letter of eligibility must contact Global Bondholder Services Corporation, the exchange agent and information agent for the Offers, by calling toll-free (866) 470-3700 or at (212) 430-3774 (banks and brokerage firms) or visit the following website to complete and deliver the letter of eligibility in electronic form: http://gbsc-usa.com/eligibility/ihc-bondoffers.

This press release is for informational purposes only and shall not constitute an offer to sell or exchange nor the solicitation of an offer to buy the New Securities or any other securities. The Offers are not being made to any person in any jurisdiction in which the offer, solicitation or sale is unlawful. Any offers of the New Securities will be made only by means of the offering circular.

About iHeartMedia, Inc./iHeartCommunications, Inc.

iHeartMedia, Inc. (PINK: IHRT), the parent company of iHeartCommunications, Inc., is one of the leading global media and entertainment companies. The company specializes in radio, digital, outdoor,

mobile, social, live events, on-demand entertainment and information services for local communities, and uses its unparalleled national reach to target both nationally and locally on behalf of its advertising partners. The company is dedicated to using the latest technology solutions to transform the company’s products and services for the benefit of its consumers, communities, partners and advertisers, and its outdoor business reaches over 35 countries across five continents, connecting people to brands using innovative new technology.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements based on current iHeartCommunications management expectations. These forward-looking statements include all statements other than those made solely with respect to historical facts. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, whether or not iHeartCommunications will consummate the Exchange Offers, and if it does, the timing of the Exchange Offers. Many of the factors that will determine the outcome of the subject matter of this press release are beyond iHeartCommunications’ ability to control or predict. iHeartCommunications undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.